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Dear Fellow Shareholder:

The Paradigm Value Fund returned a robust 5.21% in the second quarter of 2004, significantly outperforming both the Russell 2000 and the S&P 600, which gained 0.49% and 3.06%, respectively.   On a year to date basis, the Fund has returned 14.12% versus the Russell 2000’s return of 6.79% and the S&P 600’s return of 10.05%.  The Fund’s one-year average annual total return is 48.87%, again outperforming the Russell 2000 and the S&P 600, which returned 33.30% and 35.14%, respectively.  Since inception, the Fund’s average annual return is 50.00% versus the Russell 2000’s return of 35.28% and the S&P 600’s return of 52.65%.

Indeed, we are pleased to report that the Fund’s performance was recognized in The Wall Street Journal July 6, 2004 list of top performing small cap value mutual funds on a one year basis.  The primary driver of the Fund’s gains continues to be our fundamental risk management strategy.  Specifically, we invested in undiscovered stocks priced below private market value with strong earnings potential.

Small cap stocks posted their fifth consecutive positive quarter but were outperformed by large caps for the first time over that span.  The economic environment was less conducive for equities than in Q1 with inflation concerns emerging, oil price rising over $42 per barrel, and the first Fed Funds rate increase in four years.  On a positive note, job creation accelerated and resulted in increased confidence in continued economic expansion.  On the international front, China's desire to orchestrate a soft landing and the transfer of sovereignty to Iraq produced continued uncertainty.  With small caps continuing to trade near all-time highs, further interest rate hikes on the horizon, inflation, and potential geopolitical risks, we remain guarded in our outlook.

As always, we will remain true to our value discipline in seeking opportunities to reward our shareholders.  Your confidence and continued support is greatly appreciated.  If you have any questions or comments, please contact Mae Cavoli at 518-431-3516 or me at 212-421-3932.

Very truly yours,

John B. Walthausen

Performance returns as of 6/30/04.  Second quarter and year to date returns non-annualized.  The inception date of the Fund was January 1, 2003.

Performance data quoted represents past performance.  Past performance does not guarantee future results.   The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.   You may obtain performance data current to the most recent month-end by call the transfer agent at 1-877-59-FUNDS.

You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing.  The prospectus contains this and other information about the fund.  You may obtain a prospectus by call 1-877-59-FUNDS.  The prospectus should be read carefully before investing.

Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. stocks.  These indices do not incur expenses and are not available for investment.